Exhibit 10.12
                                  -------------

AMERICORP FINANCIAL INC.
South Adams Road
Birmingham, MI 48009
(248) 723-4500

                                  LEASE 5976-2

DESCRIPTION OF LEASED EQUIPMENT              SCHEDULE OF PAYMENTS
-------------------------------              ---------------------------------
See Schedule A                                36 MONTHLY PAYMENTS OF $285.75

                                             PAYABLE AT SIGNING OF THE LEASE

                                                         ___ SECURITY DEPOSIT

                                          X OTHER 1st and 36th AMOUNT $571.50
                                         ---

EQUIPMENT LOCATION: (if other than below)

Dear Lessee, we have written this Lease in plain language because we want you to fully understand its terms. For purposes of clarity, the terms "You" and "Your" mean the lessee and the terms "We", "Us" and "Our" mean the lessor.

     1. Lease Terms. In consideration of our purchase of the Equipment selected by you, we hereby lease to you and you hereby lease from us the equipment listed above and on any attached schedule (hereinafter the "Equipment"), on the terms and conditions set forth herein. This Lease will be accepted by us on the date signed below by an authorized representative of ours. Any Advance Payment by you shall be held as security for your performance of this Lease and shall not be deemed an acceptance by us. YOU CANNOT CANCEL THIS LEASE AFTER WE HAVE ACCEPTED IT.

     2. NET FINANCE LEASE. YOU AGREE THAT YOU ARE UNCONDITIONALLY OBLIGATED TO PAY ALL RENT AND OTHER AMOUNTS DUE FOR THE ENTIRE LEASE TERM NO MATTER WHAT HAPPENS, EVEN IF THE EQUIPMENT IS DAMAGED OR DESTROYED, IF IT IS DEFECTIVE OR IF YOU CAN NO LONGER USE IT. YOU ARE NOT ENTITLED TO SET-OFF AGAINST RENT OR ANY OTHER AMOUNTS DUE TO US OR TO ANYONE TO WHOM WE TRANSFER THIS LEASE, WHETHER YOUR CLAIM ARISES OUT OF THIS LEASE, ANY STATEMENT BY US, OUR LIABILITY OR
SUPPLIER'S OR MANUFACTURER'S LIABILITY, STRICT LIABILITY, NEGLIGENCE, OR OTHERWISE. THIS LEASE IS A FINANCE LEASE AS DEFINED IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE. YOU HAVE SELECTED THE EQUIPMENT AND THE SUPPLIER BASED ON YOUR OWN JUDGMENT AND ARE FULLY SATISFIED THEREWITH. YOU MAY HAVE RIGHTS UNDER THE PURCHASE CONTRACT FROM THE SUPPLIER WHOM YOU HAVE CHOSEN AND SHOULD CONTACT THE SUPPLIER FOR A DESCRIPTION OF ANY SUCH RIGHTS. YOU UNDERSTAND THAT WE ARE NOT AN AGENT OF THE SUPPLIER.

     3. WAIVER OF WARRANTIES. WE MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS FITNESS FOR PARTICULAR PURPOSE, ITS DURABILITY OR SUITABILITY. YOU LEASE THE EQUIPMENT AS IS. AND WITH ALL FAULTS. WE SHALL IN NO EVENT BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, OR SPECIAL DAMAGES. IF THE EQUIPMENT IS NOT PROPERLY INSTALLED, DOES NOT OPERATE AS REPRESENTED OR WARRANTED BY SUPPLIER, OR IS UNSATISFACTORY FOR ANY REASON, YOU SHALL MAKE ANY CLAIM SOLELY AGAINST SUPPLIER AND SHALL CONTINUE TO PAY US ALL RENTS AND OTHER AMOUNTS DUE UNDER THIS LEASE. YOU WAIVE ALL RIGHTS AND REMEDIES UNDER SECTIONS 508 TO 522 OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE OR COMPARABLE PROVISIONS OF APPLICABLE LAW, WHICH SUCH WAIVER INCLUDES YOUR RIGHT TO: (i) CANCEL OR REPUDIATE THIS LEASE; (ii) REJECT OR REVOKE ACCEPTANCE OF THE EQUIPMENT; (iii) RECOVER DAMAGES FROM US; and (iv) GRANT A SECURITY INTEREST IN ANY EQUIPMENT IN YOUR POSSESSION.

     NO SALESPERSON OR OWNER IS AUTHORIZED TO CHANGE ANY TERM OF THIS LEASE. YOU HAVE NOT RELIED ON ANY STATEMENTS WE OR OUR EMPLOYEES HAVE MADE. WE WILL NOT BE LIABLE FOR ANY DELAY IN DELIVERY OR INSTALLATION. WE HAVE NOT MADE AND DO NOT MAKE ANY REPRESENTATION OR WARRANTY OF ANY KIND, DIRECT OR INDIRECT.

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     4. Your  Warranties to Us. You and any  guarantor  represent and warrant to us:

          A.   You have read and understand this Lease

          B. You authorized us to insert in this Lease the serial numbers and other identification data of the Equipment.

          C. The Equipment will be used for business purposes only and not for any persons, family, or household purposes.

          D. The financial information and other statements provided to us are accurate and correct and will be updated upon our request during the term of the Lease.

          E. You have the authority to enter into this Lease, have authorized the person(s) executing it and certify that all signatures are genuine, that this Lease and any Guaranty do not breach the provisions of any law or regulation or any agreement to which you or Guarantor is a party.

          F. You have selected the Equipment and Supplier and are fully satisfied therewith.

          G. You will pay all costs normally paid in a net lease, including taxes, insurance, shipping, repairs, and collection costs.

     5. ASSIGNMENTS. YOU SHALL NOT SELL, ASSIGN, SUBLEASE, OR PERMIT A LIEN ON THIS LEASE, THE EQUIPMENT, ANY ACCESSORIES ATTACHED THERETO OR ANY INTEREST HEREIN. We may assign the Lease and ownership of the Equipment without notice to you. You agree that our assignee will have all or our rights under this Lease and title to the Equipment, but will have not obligations hereunder. You agree that our assignee will not be subject to any claims that you may have against us or any third party and you shall not assert any defense, counterclaim, or set-off against our assignee.

     6. Operation and Maintenance of Equipment. You are solely responsible for the installation, operation, and maintenance of the Equipment. You will keep the Equipment in good working condition and repair, at your expense, and will operate and maintain the Equipment in compliance with all laws relating to its possession, use, or maintenance and in the manner intended by the Supplier and in compliance with and in a manner to keep the Equipment covered by all applicable manufacturer's and supplier' maintenance contracts, warranties, and manuals. You will not make any modification, alteration, or addition to the Equipment, other than normal operating repairs, without our prior written consent. All alterations shall be our property. You will allow us access to the Equipment at any location at any reasonable time to inspect same.

     7. Lease Payments. You understand that time is of the essence. You will pay all lease payments, plus other charges provided herein and applicable taxes, in advance on the dates designated by us. The term of the Lease shall commence and the first rent payment shall be due on the date the Equipment is delivered to you. Rent is thereafter due on the same day of each month or at such a time as we may designate in writing. You must pay the rent and other sums due hereunder even if you are dissatisfied with the Equipment or have a claim regarding It. You authorize us to adjust lease payments up to twenty percent (20%) in the event the actual total cost of the Equipment is different than our estimate. Payments will be made at such place as we may from time to time designate in writing. You agree that we may apply any payment made to any amounts owing us at our sole discretion, whether such payment application has been designated by you or not. If this Lease does not commence for any reason, you agree that we will keep any advance payment made. You authorize us to insert the Commencement Date for all purposes of the Lease, the serial numbers of the Equipment, and other information into this Lease.

     8. Return of Equipment. At the termination of the Lease, you will, at your expense, immediately crate, insure, and ship the Equipment and operating manuals to a destination designated by us, in as good a condition as received, less normal wear and tear. You will pay us an amount equal to the monthly lease payment for any month, or part thereof, from the date of termination of the Lease until the Equipment is received by us as provided herein.

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     9. Ownership and Title. We are the sole owner of the Equipment and no title or right shall pass to you during the Lease term. You understand that we own all residual rights to the Equipment. We may inspect the Equipment at any location and affix markings on the Equipment (or, at our request, you agree to do so) indicating we are the owner and you will not remove such markings. You will list the Equipment as "Leased Equipment" on your personal property tax return. The Equipment will not be affixed to realty and you will, at our request, obtain such owner and/or mortgagee waivers as we request. You will maintain the Equipment so that it may be removed from any realty or building without damage.

     10. Taxes, Assessments, and Fees. You agree to pay licensing and registration fees for the Equipment and all excise taxes, sales and use taxes, personal property taxes, and all other taxes, assessments, fees and penalties which may be levied, assessed and/or imposed by any governmental entity during the term of this Lease arising from the acquisition, ownership, leasing, rental, sale, purchase, possession, or use of the Equipment, whether due before or after the termination of this Lease; to show the Equipment as leased equipment. On your personal property tax returns, and upon our request, you shall pay to us, in advance and/or at the times requested by us, the taxes which we anticipate will be due or assessed on the Equipment during the lease term. You shall reimburse us upon demand for any amount expended for such charges, taxes, assessments, fees, or penalties paid by us hereunder, plus any amount due under
Section 15 hereunder. You agree to reimburse us for reasonable costs incurred in collecting any charges, taxes, assessments, or fees for which you are liable hereunder. Your obligations to pay such taxes which are due or assessed during the lease term shall survive the expiration of this Lease. You authorize us to file financing statements without your signature with respect to the Equipment and if a signature is required by law, you hereby appoint us as your attorney-in-fact to execute such financing statements. For purposes of any filing, you hereby grant us a security interest in all payments receivable and the Equipment, and all your interest therein, and all proceeds and products thereof.

     11. Risk of Loss Insurance. You assume the entire risk of loss, theft, and damage to the Equipment until redelivery to us at the expiration of the Lease, whether or not covered by insurance. No such loss will relieve you of your obligations hereunder. You will, at your own expense, keep the Equipment fully insured against loss in such amounts as are acceptable to us, but in no event for less than the unpaid balance of the Lease payments plus the then current fair market value of the Equipment. If you do not provide us with acceptable insurance, we may, but are not required to, purchase such insurance for you and add a charge to the payments which will include the premium cost, costs associated with effecting the insurance and a carrying charge of one and one half percent (1-1/2%) per month on the unpaid premium cost or the rate allowed by applicable law, whichever is lower. You also agree to maintain public liability, personal injury, and property damage insurance in amounts acceptable to us. All insurance shall be with companies acceptable to us and shall name us or, if directed by us, our assignee as additional insured and sole loss payee. Each policy shall provide that the insurance cannot be invalidated against us by any act, omission, or neglect by you and cannot be modified or canceled without thirty (30) days prior written notice to us. You will furnish us with satisfactory evidence of the insurance coverage required hereunder. All proceeds from such insurance shall be applied, at our option, toward the replacement or repair of the equipment or the payment of your obligations hereunder. You appoint us as your attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks, or drafts for loss, damage, or return premium under any such insurance policy.

     12. Indemnity. We are not responsible for and you shall be responsible for arid indemnify and hold us, and any assignee of ours, harmless against all claim, damages, losses, liabilities, injuries to persons or property and expenses (including attorneys' fees) arising or resulting from the ownership, manufacture, selection, transportation, installation, maintenance, use, possession, operation (regardless of where, how, and by whom) control or condition (whether or not latent or discoverable), delivery or return of the Equipment. This indemnification continues even after the termination of the Lease term.

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     13.  Default.  You will be in default of this Lease if any of the following occur: (a) You fail to pay any lease payment, or any other sums hereunder when due and such failure continues for five (5) days; (b) you breach any term, condition, warranty, or representation of this Lease or any other agreement between us; (c) you or any Guarantor become insolvent, assign your assets for the benefit of your creditors, enter into (voluntarily or involuntarily) any proceeding in bankruptcy or receivership or breach any term of any loan or credit agreement; (d) you or any Guarantor dies, merges, transfers a majority of its stock or assets, or ceases doing business; or (e) you or any Guarantor gives us reasonable cause to be insecure about your ability to perform your respective obligations under this Lease.

     14. Remedies. Upon any default, we shall have the right to: (a) accelerate all sums under the Lease and require that you pay, as compensation for our loss and not as a penalty, all unpaid rents for the remainder of the Lease term (which we will discount to their present value at a discount rate of six (6%) percent) plus all other amounts due, including all expenses in enforcing our rights, plus the fair market value of similar equipment of like age, and/or (b) retake immediate possession of the Equipment without any court order or other process of law and for such purpose you agree that we may enter upon any premises where the Equipment may be and remove it with or without notice and without being liable to you in any suit or action or other proceedings and we may, at our option, sell or re-lease the Equipment at any public or private sale for cash or on credit and you will be liable for the expense incurred in the repossession, recovery, storage, repair, sale, release, and courts cost, in addition to any arrears in rent and the balance of the lease payments and other sums charged hereunder, together with reasonable attorney's fees, provided, however, that we will credit you with the net proceeds of disposition, if any, of the Equipment, and/or (c) require you to return the Equipment to us as provided herein, and/or (d) pursue any other remedy that we may have under law or equity. You agree to pay us all costs of enforcing our rights, including reasonable attorney fees which are stipulated to be in the minimum amount of at lease twenty percent (20%) of the remaining balance of all rental payments plus all of our actual costs. Our rights shall be cumulative, and if we take action upon one it shall not preclude us from any other rights or remedies hereunder or at law or equity to which we may be entitled. All sums above are immediately due and payable. You remain liable for any loss, destruction, or injury to the Equipment until the Equipment is resumed in the manner herein provided. The provisions of this Lease are severable and shall not be affected or impaired if any one provision is held unenforceable, invalid, or illegal.

     15. Late Charge. If any payment due under this Lease is not paid when due, you will pay a late charge to us equal to ten percent (10%) of each late payment or Fifteen Dollars ($15.00) whichever is greater, plus interest upon each late payment calculated at the rate of one and three-quarters percent (1.75%) per month, or any part thereof, commencing one month after the due date of such late payment. These charges shall apply only when permitted by law and, if greater than allowed, shall be reduced to the maximum rate allowed by applicable law.

     16. Reimbursement. You agree that we have the right, but not the obligation to perform such acts and incur such expenses as we deem necessary, in our sole discretion, for the protection and preservation of the Equipment, including the payment of taxes, insurance, or maintenance costs. Any amounts so paid or incurred by us shall be at your expense and shall be immediately due from you to us. Additionally, you agree that you shall pay us interest at the higher of one and three quarters percent (1.75%) per month or the maximum applicable legal rate from the date advanced.

     17. Michigan Law. THIS AGREEMENT SHALL BE CONSTRUED, GOVERNED, INTERPRETED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE Of MICHIGAN AND SHALL BE DEEMED TO BE FULLY AND SOLELY EXECUTED, PERFORMED AND/OR OBSERVED IN THE STATE OF MICHIGAN. THE PARTIES HERETO EXPRESSLY CONSENT TO PERSONAL JURISDICTION OF THE STATE OF MICHIGAN IN ANY ACTION OR PROCEEDING BROUGHT IN ANY COURT THEREIN, STATE OR FEDERAL, ARISING FROM OR ALLEGING FACTS ARISING FROM THE TRANSACTIONS CONTEMPLATED HEREIN. YOU AND ANY GUARANTOR HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING HEREUNDER OR UNDER THE GUARANTY.

     18. Service of Process. You and any Guarantor agree that service of process for any action or proceeding shall be valid if mailed by certified mail, return receipt requested, with delivery directed to you, Guarantor or your registered agent, as the case may be.

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     19.  Entire  Agreement.  This  Lease  contains  our  entire  agreement  and supersedes any conflicting provisions of any order or other agreement. Except for the insertion of data as provided herein, this Lease may not be amended or modified except by a writing signed by you and an authorized officer of ours.

     20. Financial Statements. For purposes of filing, you grant us a security interest in your rights in the Equipment and all products and proceeds thereof, including insurance proceeds. You agree to sign all financing statements which we may require. You authorize us to file financing statements regarding the Equipment without your signature and if a signature is required by law, you hereby appoint us as your attorney-in-fact to execute all financing statements and you will pay us the cost of preparing and filing such statements.

     21. Severability. In the event any provision herein is in conflict with and unenforceable under applicable law, such provision shall be deemed inoperable only to the extent of such conflict and shall be deemed modified only to the extent necessary to be enforceable. In the event this Lease is determined to include interest payments higher than allowed by law, then any excess interest shall be applied to the repayment of principal and, in such event, interest will be charged at the highest rate allowed by law. We will not charge or receive and you will not pay interest in excess of the legal rate.


CERTIFICATE OF ACCEPTANCE OF LEASED EQUIPMENT

We hereby certify that all of the Equipment referred to in the Lease has been delivered to and has been received by the Lessee, that the Equipment is in all respects satisfactory to the Lessee, and that the Equipment is accepted by Lessee for all purposes under the Lease.

SYNTHONICS TECHNOLOGIES, INC.             ACCEPTED BY: AMERICORP FINANCIAL, INC.
                                          Lessor at Birmingham, Michigan


/s/ F. Michael Budd                       /S/ Stephen Sambor
-----------------------------------       -------------------------------------
By:  F. Michael Budd                      By:  Stephen Sambor
Its:  President                           Its: Vice President

Date:  June 19, 1998                      Commencement Date:  June 19, 1998


LESSEE FULL LEGAL NAME:  Synthonics Technologies, Inc.

Billing Address:         31324 Via Colinas
                         Suite 106
                         Westlake Village, Los Angles County, CA 91362

TELEPHONE NUMBER:        (818) 707-6000


SYNTHONICS TECHNOLOGIES, INC.

/s/ F. Michael Budd
-----------------------------------
By:  F. Michael Budd
Its:  President

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                            Americorp Financial, Inc.
                              877 South Adams Road
                              Birmingham, MI 48009
                       Tel: (248) 723-4500/(800) 233-1574
                               Fax: (248) 723-4501

                                   SCHEDULE A


Schedule Forming Part of Lease # 5976-2 between Americorp Financial, Inc., Lessor, and Synthonics Technologies, Inc., dated June 19, 1998.


QTY                      DESCRIPTION OF EQUIPMENT                SERIAL NO.
--------                 ----------------------------            --------------
 1                       EPSON ELP7000XB                         APM084067C

 1                       EPSON 35/7000 SOFT TRVL CASE









LESSEE:  Synthonics Technologies, Inc.    LESSOR:  Americorp Financial, Inc.


/s/ F. Michael Budd                       /S/ Stephen Sambor
-----------------------------------       -------------------------------------
By:  F. Michael Budd                      By:  Stephen Sambor
Its:  President                           Its: Vice President

Date:  June 19, 1998                      Commencement Date:  June 19, 1998